UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): July 14, 2026
ADOBE INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	ADBE	NASDAQ Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 14, 2026, the Executive Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Adobe Inc. (the “Company” or “Adobe”) approved entering into a form of retention letter (the “Retention Letter”) with Louise Pentland pursuant to which Ms. Pentland will receive the following severance benefits in the event of a termination of her employment by the Company without Cause (other than as a result of death or disability) or by her for Good Reason (each as defined in the Retention Letter): (i) a lump-sum cash payment equal to the sum of (A) 12 months of Ms. Pentland’s base salary in effect as of the termination date and (B) 100% of Ms. Pentland’s target annual bonus for the fiscal year in which the termination occurs; (ii) payment of COBRA premiums for up to 12 months following termination; (iii) if the termination occurs prior to July 15, 2027, accelerated vesting of 50% of certain restricted stock unit awards granted to Ms. Pentland (as described and defined in the Retention Letter, the Retention RSUs); and (iv) if the termination occurs prior to January 31, 2027, accelerated vesting of each outstanding time-based equity award (other than the Retention RSUs) as to the portion that would have vested had Ms. Pentland remained employed through January 31, 2027. Ms. Pentland’s receipt of severance benefits is conditioned upon, among other things, the execution and non-revocation of a release of claims.

The severance protections set forth in the Retention Letter are designed to be temporary in nature and will sunset 12 months following the date the new Chief Executive Officer commences employment with the Company, at which point these protections will no longer be in effect.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE INC.

Date: July 17, 2026	By:	/s/ LOUISE PENTLAND
Louise Pentland
Chief Legal Officer and Executive Vice President, Legal and Government Relations

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